UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (February 13, 2017): November 13, 2017
____________________
SPIRIT AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-35186 (Commission File Number)	38-1747023 (IRS Employer Identification Number)

2800 Executive Way
Miramar, Florida 33025
(Address of principal executive offices, including Zip Code)

(954) 447-7920
(Registrant's telephone number, including area code)
____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 8.01    Other Events.
Filed herewith as Exhibit 23.1 is a consent of Ernst & Young LLP, the Company's independent registered public accounting firm, to the incorporation by reference of their report dated February 13, 2017 included in Spirit Airlines, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2016 filed on February 13, 2017 (the “2016 Form 10-K”) into the registration statements listed in such consent (the “Revised Consent”). The Revised Consent supersedes and replaces the consent filed as Exhibit 23.1 to the 2016 Form 10-K. The Revised Consent corrects a typographical error and does not change any previously reported financial results of operations or any other disclosure contained in the 2016 Form 10-K.
Item 9.01.     Financial Statements and Exhibits
(d)    Exhibits
Exhibit No.        Description
23.1             Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 13, 2017

SPIRIT AIRLINES, INC.
By: /s/ Thomas Canfield
Name: Thomas Canfield
Title: Senior Vice President and General Counsel

EXHIBIT INDEX

(d)    Exhibits
Exhibit No.        Description
23.1             Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm